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                                                                  Exhibit 10.1.3

                               0 R D I N A N C E
                               -----------------

                                  OFI-005-97

                   RENEWAL OF CABLE COMMUNICATIONS FRANCHISE
                        FOR THE UNINCORPORATED AREAS OF
                   ADDISON, AURORA, GLEN ELLYN, NAPERVILLE,
                WARRENVILLE, WEST CHICAGO, WINFIELD AND WHEATON

     WHEREAS, 55 ILCS 5/5-1095 and 1096 provides that the County Board may license, tax or franchise the business of operating a community antenna television system; and

     WHEREAS, the County Board of the County of DuPage has determined that the best interests of the citizens of the unincorporated areas of the County will be served by the adoption of an enabling ordinance and the franchising of one or more cable television systems within the unincorporated areas of the County of DuPage; and

     WHEREAS, the County Board, on January 26, 1982, adopted the DuPage County Cable Television Ordinance (EXEC-ORD-01-82, amended by EXEC-ORD-04-86, enacted November 25, 1986, and OFI-001-97, enacted February 25, 1997)to construct, operate and maintain cable television systems in the unincorporated areas of the County of DuPage; to provide specifications, procedures and standards for the construction, operation and maintenance of such systems; to provide for the regulation of such systems; to provide for the payment to the County of DuPage for the privilege of exercising the rights granted by such franchises; and to promote, protect and safeguard the public health, safety and welfare; and

     WHEREAS, in accordance with the provisions of the DuPage County Cable Television Ordinance, a Franchise Agreement was granted by the County of DuPage to CENTEL CABLE TELEVISION OF ILLINOIS for the operation of cable television systems ("the Systems") in (a) the Unincorporated Areas of Addison, Aurora, Warrenville, West Chicago and Winfield in DuPage County, Illinois by Ordinance EXEC-056-82, enacted November 23, 1982, and amended by Ordinance EXEC-ORD-001-86, enacted December 17, 1985, and amended by Ordinance OEX-002-89, enacted August 8, 1989, transferring the Franchise Agreements to JONES INTERCABLE, INC.;
(b) the unincorporated Areas of Wheaton in DuPage County, Illinois by Ordinance EXEC-ORD-001-84, enacted July 24, 1984, and amended by Ordinance OEX-002-89, enacted August 8, 1989, transferring the Franchise Agreements to JONES INTERCABLE, INC.; and (c) the Unincorporated Areas of Glen Ellyn in DuPage County, Illinois by Ordinance EXO-006-88, enacted August 16, 1988, and amended by Ordinance OEX-002-89, enacted August 8, 1989,


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b)  Section 11-5-64 - Filing of Policies with the County - is modified to require that certificates of insurance rather than insurance policies be filed by the County;

c) Section 11-5-76 (13) - Corrective action - is modified to change the word "order" to "recommend";

d) Section 11-5-76 (14)(a) - Agreements/Promotions - is modified to read, "'A copy of all local, national, and cooperative promotions for subscriber program service or installation shall be filed with the County at the same time that they are sent to subscribers."; and

     BE IT FURTHER ORDAINED that the County Clerk is hereby directed to forward the certified copy of the Duplicate Original of this Ordinance and six (6) copies to JONES INTERCABLE, INC., 9697 E. Mineral Avenue, Englewood, Colorado 80112; and certified copies of this Ordinance to: Auditor; Treasurer; Finance Director; Director of the County Development Department; Division of Transportation Director; the Highway commissioners of Wayne, Winfield, Addison, York, Milton, Lisle, Bloomingdale, and Naperville Townships; the State's Attorney's Office, the Director of Telecommunications; and the County Board Office.

     Enacted and approved this 28th day of October 1997, at Wheaton, Illinois.
                               ----        -------

                                       /s/ Gayle M. Franzen
                                       --------------------------
                                       Gayle R. Franzen, Chairman
                                       DuPage County Board

                              ATTEST:  /s/ Gary A. King
                                       --------------------------
                                       Gary A. King, County Clerk


Ayes:  17
Absent: 7